                                                                Exhibit 10.7(b)


THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A ROYALTY AND CONSULTING AGREEMENT AND A REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN THE HOLDER AND THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

No.:  W-Cert. #~                                                      Void after
                                                              September 12, 2002

                             COMPRESSENT CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                            Issued September 12, 1997

        This Warrant is issued, for good and valuable consideration, receipt of which is hereby acknowledged, to Name~ (the "Holder") by Compressent Corporation, a Florida corporation (the "Company").

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant to the Company, to purchase from the Company # shares~ fully paid and non-assessable shares of the Company's Common Stock (the "Shares").

2. Purchase Price. The purchase price per share for the Shares shall be $10.00 (the "Warrant Price").

3. Exercise Period. This Warrant is exercisable at any time before the close of business on September 12, 2002 (the "Exercise Period"). Notwithstanding the foregoing, the Exercise Period shall terminate and this Warrant shall cease to be exercisable upon the merger, sale of all or substantially all of the assets of the Company, or other corporate transaction, as a result of which the shareholders of the Company as of immediately prior to the consummation of such transaction do not hold a majority of the voting power of the shareholders of the resulting entity as of immediately subsequent to the consummation of such transaction (a "Major Transaction"). The Company shall give the Holder at least twenty (20) days' prior written notice of the closing of any such Major Transaction.

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4. Method of Exercise. The Holder may exercise this Warrant, in whole or in part, at any time, or from time to time, during the Exercise Period. Each such exercise shall be effected by the surrender of this Warrant to the Chief Financial Officer of the Company at its principal offices, together with the payment to the Company (i) in cash, by check or by wire transfer to an account designated by the Company, (ii) by cancellation by the Holder of any then-outstanding indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii) of an amount equal to the aggregate purchase price for the number of Shares being purchased. On or prior to the date of each such exercise, Holder shall deliver to the Chief Financial Officer of the Company:
(a) a Notice of Exercise in the form attached hereto as Exhibit 1 duly executed by the Holder, and (b) unless a registration statement under the Securities Act of 1933 shall be in effect with respect to the Shares, an Investment Representation Statement in the form attached hereto as Exhibit 2 duly executed by the Holder.

5. Net Issue Exercise. In lieu of the payment methods set forth in Section 4 above, immediately prior to the closing of a Major Transaction, the Holder may elect to exchange all or a portion of this Warrant for Shares equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 5, the Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of Shares computed using the following formula:

               X = Y (A-B)
                   ------
                     A

        Where X = the number of Shares to be issued to the Holder.

              Y = the number of Shares purchasable under the amount of the
                  Warrant being exchanged (as adjusted to the date of such calculation).

              A = the Fair Market Value of a Share.

              B = the Purchase Price (as adjusted to the date of such
                  calculation).


        All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 5. In the event the Holder elects to exercise this Warrant pursuant to this Section 5 in connection with a Major Transaction, Market Value of a Share shall be determined by dividing the fair market value of the aggregate consideration to be paid to the holders of Common Stock of the Company (as determined by the Board of Directors, acting in good faith) by the aggregate number of shares of the Company's capital Common Stock outstanding immediately prior to the consummation of such Major Transaction which shall be deemed to


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include the number of shares of Common Stock to be issued upon the exercise of this Warrant pursuant to this Section 5.

6. Adjustments for Stock Splits, Etc. In the event of any stock split, stock dividend, or combination with respect to the Common Stock of the Company, the number of Shares of Common Stock subject to this Warrant and the Warrant Price shall be appropriately adjusted.

7. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock sufficient to permit the exercise of this Warrant for the full number of Shares specified herein.

8. Restrictions on Transfer. Holder shall not, without the prior written consent of the Company, sell, transfer, give, pledge, hypothecate, or otherwise dispose of any interest in this Warrant or the Shares until the earlier of (a) the occurrence of a Major Transaction, or (b) the fifth anniversary of the Effective Date. Notwithstanding the foregoing, Holder may transfer without consideration for estate planning purposes, all or a portion of the Warrant and/or Shares, to his parents, siblings, spouse, or children, or to a trustee for the benefit of one or more of such persons, (each, an "Estate Transferee"); provided, that each such Estate Transferee shall have agreed in writing to be bound by the terms and conditions of this Warrant.

9. Restricted Securities. The Holder understands that this Warrant and the Shares issuable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are being, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933 or an applicable exemption from registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resale of the Warrant or the Shares. Therefore, The Holder agrees not to make any disposition of all or any portion of the Warrant or the Shares unless: (i) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; (ii) Such disposition is made in conformity with the requirement of Rule 144; (iii) The Holder has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Shares under the Act, or (iv) An authorized representative of the Securities and Exchange Commission (the "SEC") shall have rendered written advice to the Holder to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take action, with respect to such disposition, and a copy of such written advice shall have been delivered to the Company.

The Holder further acknowledges that the Warrant and the Shares shall bear the following legends:

               (i) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE,


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PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT
WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR OTHERWISE IN ACCORDANCE WITH THE TERMS OF AGREEMENTS AMONG THE COMPANY AND THE REGISTERED HOLDER HEREOF. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

               (ii) Any legend required by the blue sky laws of the State of California or any other applicable state.

10. No Shareholder Rights. Prior to exercise of this Warrant, the Holder shall not enjoy the rights of a shareholder of the Company with respect to the shares subject to this Warrant.

11. Counterparts. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

12. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.


                                       COMPRESSENT CORPORATION



                                       Abe Ostrovsky, Chief Executive Officer

ACCEPTED AND AGREED:

NAME~

By:

Name:

Title:


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                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (TO BE EXECUTED UPON EXERCISE OF WARRANT)

                             COMPRESSENT CORPORATION

        The undersigned hereby irrevocably elects to exercise the Warrant for shares of capital stock, as provided for therein, and (check the applicable box):

                      Tenders payment of the purchase price in the form of cash, by check or wire transfer, in the amount of $__________________ for _______ shares of Common Stock.

               Elects the Net Issue Exercise option pursuant to Section 5 of the Warrant.

        The undersigned hereby affirms the statements and covenants in the Warrant. Please issue a certificate or certificates for such shares in the name of:

 (Please sign and print name, title and taxpayer identification number)

Name~

__________________________________

__________________________________
           (Address)

By:

Name:

Title:

Taxpayer Identification Number:

Note: The above signature should correspond exactly with the name on the first page of this Warrant.

        If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of the Holder for the balance remaining of the shares purchasable thereunder.

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                                    EXHIBIT 2

                       INVESTMENT REPRESENTATION STATEMENT



               _________ Shares of Common Stock of Compressent Corporation


        In connection with the purchase of the above-listed securities the undersigned hereby represents to Compressent Corporation (the "Company") as follows:

        Investment Representation.

        (a) The shares to be received by the undersigned upon the exercise of the Warrant (the "Securities") are being acquired by the undersigned for investment for his own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, or otherwise distributing the same. By executing this Statement, the undersigned further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Securities.

        (b) The undersigned understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws, on the ground that the issuance of the Securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

        (c) The undersigned agrees that in no event will he make a disposition of any of the Securities unless and until (i) he shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) he shall have furnished the Company with an opinion of counsel satisfactory to the Company and the Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) that the proposed transfer will not violate any of said laws.

        (d) The undersigned represents that he is able to fend for himself in the transactions contemplated by this Statement, has together with his professional advisors who are not affiliated with Equilibrium such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents

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that he has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which he considered necessary to verify the accuracy of the information provided to him, and has had all questions which have been asked by him satisfactorily answered by the Company.

        (e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such

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registration is available, except as provided otherwise herein. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations. The undersigned is aware that the conditions for resale set forth in Rule 144 have not been satisfied.


        Dated:


                                                   NAME~


                                                   By:


                                                   Name:


                                                   Title: